EVENT SUBSEQUENT TO JUNE 30, 2022	6 Months Ended
Jun. 30, 2022
EVENT SUBSEQUENT TO JUNE 30, 2022
EVENT SUBSEQUENT TO JUNE 30, 2022

NOTE 9 - EVENT SUBSEQUENT TO JUNE 30, 2022:

1)	On September 13, 2022 the Company and RedHill Inc. received a notice of events of default and reservation of rights letter (the “Notice”) from HCRM. The Notice asserts that certain events of default occurred as a result of alleged breaches by RedHill Inc. of its representations and warranties and financial covenants under the Credit Agreement. As a result of the alleged events of default, the Notice provides that the outstanding obligations under the Credit Agreement now bear interest at the default rate prescribed therein and that the lenders may accelerate the obligations under the Credit Agreement. While not asserted in the Notice, the Company acknowledges that it has not satisfied its obligation to deliver to HCRM its condensed consolidated interim financial statements as of June 30, 2022 within 60 days after the end of the Company’s fiscal quarter. The Company disagrees with the assertions made by HCRM as the basis for the Notice and, accordingly, the validity of the Notice. Moreover, the Company disputes the alleged events of default asserted by HCRM and, on September 15, 2022, the Company sent a response letter to HCRM to this effect. The Company is engaged with HCRM in good faith in order to establish a consensual business resolution to this dispute. RedHill INC. continues operating its business as usual while also concurrently evaluating strategic alternatives to satisfy its outstanding obligations under the Credit Agreement, including a potential strategic transaction with respect to Movantik®.

2)	On September 29, 2022, HCRM exercised its rights under a Deposit Account Control Agreement to take control of RedHill Inc.’s account at PNC Bank, National Association (“PNC”). HCRM then instructed PNC to wire $16 million (the “Funds”), which is equivalent to the minimum cash required under the Credit Agreement, from the PNC account to an account held by HCRM. RedHill Inc.’s control over the PNC account has since been restored. HCRM has acknowledged that, despite receipt of the Funds in an account held in HCRM’s name, the Funds remain the property of RedHill Inc. and are held merely as security for RedHill Inc.’s obligations under the Credit Agreement. The Funds are classified as Restricted Cash in the condensed consolidated interim statements of financial position as of June 30.

3)	On September 2, 2022, the Company filed a lawsuit against Kukbo and in the process of seeking a default judgment against Kukbo in a United States court, as a result of Kukbo’s default in delivering to the Company $5 million under the Subscription Agreement, dated October 25, 2021, in exchange for ADSs, and a further payment of $1.5 million due under the Exclusive License Agreement, dated March 14, 2022. In parallel, the lawsuit is being translated into Korean and planned to be sent to the Korean Central Authority for filing in South Korea. The Company believes a summary judgment will be entered against Kukbo in the United States within several weeks.